UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2012

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 29, 2012, RGA Reinsurance Company (“RGA Re”), a subsidiary of Reinsurance Group of America, Incorporated (the “Company”) entered into a binding letter of intent (the “LOI”) with John Hancock Life Insurance Company (U.S.A.) (“John Hancock”). Pursuant to the LOI, RGA Re and John Hancock will enter into a definitive coinsurance agreement (the “Coinsurance Agreement”) whereby RGA Re will reinsure, on an indemnity basis, a 90 percent quota share of a block of John Hancock’s fixed deferred annuity business.

Under the Coinsurance Agreement, which upon execution will be deemed effective as of April 1, 2012, RGA Re will receive approximately $5.4 billion in invested assets, primarily investment grade fixed income securities and commercial mortgage loans. This amount represents the initial reinsurance premium and other amounts payable by John Hancock to RGA Re. RGA Re will reinsure John Hancock for 90 percent of death benefits, withdrawals, surrenders and other benefits related to the annuities covered under the Coinsurance Agreement. RGA Re’s obligations to John Hancock under the Coinsurance Agreement will be secured by assets in a trust maintained for the benefit of John Hancock. John Hancock will remain the direct insurer of the annuities and will manage the business subject to standards agreed to in the Coinsurance Agreement. The Company currently anticipates that the Coinsurance Agreement and related documents will be executed on or before July 31, 2012.

To support the business underlying the Coinsurance Agreement, the Company expects to invest approximately $350 million of capital from existing resources. Given the spread-based nature of the reinsured fixed deferred annuities, the transaction is expected to be immediately accretive to the Company’s consolidated earnings per share, beginning in the quarter ending June 30, 2012.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance, and growth potential of the Company. The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate and operate reinsurance business that the Company acquires, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (26) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (27) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and the cautionary statements described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligations to update these forward-looking statements, even though the Company’s situation may change in the future. The Company qualifies all of its forward-looking statements by these cautionary statements. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the 2011 Annual Report on Form 10-K filed with the SEC on February 29, 2012.

Pursuant to General Instruction B.2. of Form 8-K, the information provided pursuant to this Item 7.01 shall be deemed to be “filed” (not furnished) under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and incorporated by reference in those SEC filings of the Company that provide for the incorporation by reference of all reports and documents filed by the Company under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: July 2, 2012	By:	/s/ Jack B. Lay

Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

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